                                                  THE VARIABLE ANNUITY CONTRACT

                                                                       ISSUED BY

                                      FIRST METLIFE INVESTORS INSURANCE COMPANY

                                                                             AND

                           FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                                                PIONEER PRISM XC

                                 DECEMBER 1, 2008, AS REVISED FEBRUARY 23, 2009

This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First MetLife Investors or we or us). The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans.

The annuity contract has 32 investment choices. You can put your money in any of these investment portfolios. A guaranteed account option offering an interest rate guaranteed by us is available in connection with the Enhanced Dollar Cost Averaging program during the accumulation phase.

The expenses for a contract with a Purchase Payment Credit may be higher than expenses for a contract without a credit. The amount of the Purchase Payment Credit may be more than offset by the fees and charges associated with the credit. We anticipate the contracts, over the long-term, will be profitable for us.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CLASS II):

     Legg Mason Partners Variable Aggressive Growth Portfolio

     Legg Mason Partners Variable Capital and Income Portfolio

MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS E):

     Dreman Small Cap Value Portfolio

     Lazard Mid Cap Portfolio

     Met/AIM Capital Appreciation Portfolio (Class E)

     MFS (Reg. TM) Research International Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Inflation Protected Bond Portfolio

     Van Kampen Mid Cap Growth Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS B OR, AS NOTED, CLASS A):

     BlackRock Money Market Portfolio (Class A)

     Loomis Sayles Small Cap Portfolio

     MFS (Reg. TM) Total Return Portfolio

     MFS (Reg. TM) Value Portfolio

     Neuberger Berman Mid Cap Value Portfolio

     Oppenheimer Global Equity Portfolio

PIONEER VARIABLE CONTRACTS TRUST (CLASS II):

     Pioneer Bond VCT Portfolio

     Pioneer Cullen Value VCT Portfolio

     Pioneer Emerging Markets VCT Portfolio

     Pioneer Equity Income VCT Portfolio

     Pioneer Fund VCT Portfolio

     Pioneer Global High Yield VCT Portfolio

     Pioneer High Yield VCT Portfolio

     Pioneer Independence VCT Portfolio

     Pioneer International Value VCT Portfolio

     Pioneer Mid Cap Value VCT Portfolio

     Pioneer Oak Ridge Large Cap Growth VCT Portfolio

     Pioneer Real Estate Shares VCT Portfolio

     Pioneer Small Cap Value VCT Portfolio

     Pioneer Strategic Income VCT Portfolio

PIONEER VARIABLE CONTRACTS TRUST - PIONEER IBBOTSON ALLOCATION PORTFOLIOS (CLASS II):

     Pioneer Ibbotson Aggressive Allocation VCT Portfolio

     Pioneer Ibbotson Growth Allocation VCT Portfolio

     Pioneer Ibbotson Moderate Allocation VCT Portfolio

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.

To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated December 1, 2008. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 59 of this prospectus. For a free copy of the

SAI, call us at (866) 547-3793, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.

The contracts:

o    are not bank deposits

o    are not FDIC insured

o    are not insured by any federal government agency

o    are not guaranteed by any bank or credit union

o    may be subject to loss of principal

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

December 1, 2008, as revised February 23, 2009

TABLE OF CONTENTS                                              PAGE
                                         PAGE

INDEX OF SPECIAL TERMS..................   4
HIGHLIGHTS..............................   6
FEE TABLES AND EXAMPLES.................   8
1. THE ANNUITY CONTRACT.................  17
     Market Timing......................  17
2. PURCHASE.............................  18
     Purchase Payments..................  18
     Termination for Low Account Value    18
     Allocation of Purchase Payments....  18
     Investment Allocation Restrictions
     For Certain Riders.................  19
     Purchase Payment Credit............  20
     Free Look..........................  21
     Accumulation Units.................  21
     Account Value......................  21
     Replacement of Contracts...........  21
3. INVESTMENT OPTIONS...................  22
     Transfers..........................  24
     Dollar Cost Averaging Programs.....  27
     Three Month Market Entry Program...  28
     Automatic Rebalancing Program......  28
     Voting Rights......................  28
     Substitution of Investment Options   28
4. EXPENSES.............................  29
     Product Charges....................  29
     Account Fee........................  29
     Guaranteed Withdrawal Benefit -
     Rider Charge ......................  29
     Withdrawal Charge..................  30
     Reduction or Elimination of the
Withdrawal
       Charge...........................  31
     Premium and Other Taxes............  31
     Transfer Fee.......................  32
     Income Taxes.......................  32
     Investment Portfolio Expenses......  32
5. ANNUITY PAYMENTS
     (THE INCOME PHASE).................  32
     Annuity Date.......................  32
     Annuity Payments...................  32
     Annuity Options....................  33
     Variable Annuity Payments..........  34
     Fixed Annuity Payments.............  35
6. ACCESS TO YOUR MONEY.................  35
     Systematic Withdrawal Program......  36
     Suspension of Payments or
     Transfers .........................  36
7. LIVING BENEFITS......................  36
     Guaranteed Withdrawal Benefits.....  36

     Description of the Lifetime
Withdrawal Guarantee
       II...............................  38
     Description of the Principal
     Guarantee .........................  43
     Summary of Guaranteed Withdrawal
Benefit
       Riders...........................  47
8. PERFORMANCE..........................  48
9. DEATH BENEFIT........................  48
     Upon Your Death....................  48
     Standard Death Benefit.............  48
     Optional Death Benefit - Principal
     Protection Death Benefit...........  49
     Optional Death Benefit - Annual
     Step-Up Death Benefit..............  49
     General Death Benefit Provisions...  49
     Spousal Continuation...............  50
     Death of the Annuitant.............  50
     Controlled Payout..................  50
10. FEDERAL INCOME TAX STATUS...........  51
     Taxation of Non-Qualified
     Contracts .........................  51
     Taxation of Qualified Contracts....  53
     Tax Benefits Related to the Assets
     of the Separate Account............  55
     Possible Tax Law Changes...........  55
11. OTHER INFORMATION...................  55
     First MetLife Investors............  55
     The Separate Account...............  56
     Distributor........................  56
     Selling Firms......................  57
     Requests and Elections.............  58
     Ownership..........................  58
     Legal Proceedings..................  59
     Financial Statements...............  59
TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION..................  59
APPENDIX A.............................. A-1
     Participating Investment
     Portfolios ........................ A-1
APPENDIX B.............................. B-1
     EDCA Examples with Multiple
     Purchase Payments ................. B-1
APPENDIX C.............................. C-1
     Guaranteed Withdrawal Benefit
     Examples .......................... C-1
APPENDIX D.............................. D-1
     Death Benefit Examples............. D-1

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                                         PAGE
Account Value............................................................ 21
Accumulation Phase....................................................... 17
Accumulation Unit........................................................ 21
Annual Benefit Payment................................................... 43
Annuitant................................................................ 59
Annuity Date............................................................. 32
Annuity Options.......................................................... 33
Annuity Payments......................................................... 32
Annuity Units............................................................ 33
Beneficiary.............................................................. 59
Benefit Base............................................................. 43
Business Day............................................................. 18
Guaranteed Withdrawal Amount............................................. 44
GWB Withdrawal Rate...................................................... 43
Income Phase............................................................. 17
Investment Portfolios.................................................... 22
Joint Owners............................................................. 59
Owner.................................................................... 58
Purchase Payment Credit.................................................. 20
Purchase Payment......................................................... 18
Remaining Guaranteed Withdrawal Amount................................... 38
Separate Account......................................................... 56
Total Guaranteed Withdrawal Amount....................................... 38

                      This page intentionally left blank.

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make at least one purchase payment to us and we agree to make a series of annuity payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select a guaranteed withdrawal benefit ("GWB").

As a result of the purchase payment credit feature of this contract, the contract is available only to prospective owners who are age 80 or younger. We will add a Purchase Payment Credit to your account value with respect to your initial purchase payment and any subsequent purchase payment received by us prior to the contract anniversary immediately following your 81st birthday. The amount of the credit is 6% of the purchase payment (an additional 1% credit is added if your total purchase payments equal $200,000 or more). The amount of the Purchase Payment Credit applied to each purchase payment is based on funds actually received by First MetLife Investors and invested in the contract. The expenses for a contract with a Purchase Payment Credit may be higher than expenses for a contract without a credit. The amount of the Purchase Payment Credit may be more than offset by the fees and charges associated with the credit. A portion of certain charges (the mortality and expense charge and the withdrawal charge) assessed under the contract are used to fund the credit.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 8%. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you purchase a tax qualified contract.

You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable annuity payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolio(s) you select for the income phase. If you choose fixed annuity payments, the amount of each payment will not change during the income phase.

TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA or 401 plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")

FREE LOOK. You may cancel the contract within 10 days after receiving it. If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. We will return the account value less the adjusted Purchase Payment Credit. The adjusted Purchase Payment Credit is equal to the lesser of: (1) the portion of the account value that is attributable to the Purchase Payment Credit; or (2) the total of the Purchase Payment Credit(s). This means that you receive any investment gain on the Purchase Payment Credit(s) and First MetLife Investors bears any loss.

TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.

NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The owner of this contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or

SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract.

INQUIRIES. If you need more information, please contact our Annuity Service Center at:

                    MetLife Investors Distribution Company

                                P.O. Box 10366
                          Des Moines, Iowa 50306-0366
                                 (866) 547-3793

ELECTRONIC DELIVERY. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents.

Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE

WITHDRAWAL CHARGE (Note 1)                8%
(as a percentage of purchase payments)
TRANSFER FEE (Note 2)                     $0 (First 12 per year) $25 (Thereafter)

--------------------------------------------------------------------------------

Note 1. If an amount withdrawn is determined to include the withdrawal of prior purchase payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See "Expenses - Withdrawal Charge.")

Number of Complete Years from        Withdrawal Charge
Receipt of Purchase Payment       (% of Purchase Payment)
------------------------------   ------------------------
  0                                         8
  1                                         8
  2                                         7
  3                                         6
  4                                         5
  5                                         4
  6                                         3
  7                                         2
  8                                         1
  9 and thereafter                          0

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. First MetLife Investors is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.

--------------------------------------------------------------------------------

ACCOUNT FEE (Note 1)    $30

SEPARATE ACCOUNT ANNUAL EXPENSES (NOTE 2)

(referred to as Separate Account Product Charges)

(as a percentage of average account value in the Separate Account)

Mortality and Expense Charge                 1.40%
Administration Charge                        0.25%
                                             ----
Total Separate Account Annual Expenses       1.65%
Death Benefit Rider Charges (Optional)
(as a percentage of average account
  value in the Separate Account)
Optional Death Benefit - Principal           0.15%
  Protection Death Benefit
Optional Death Benefit - Annual Step-Up      0.30%
  Death Benefit
Total Separate Account Annual Expenses
Including Highest
Charge for Optional Death Benefit            1.95%

--------------------------------------------------------------------------------

Note 1. An Account Fee of $30 is charged on the last day of each contract year if the account value is less than $50,000. Different policies apply during the income phase of the contract. (See "Expenses.")

Note 2. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses".)

ADDITIONAL OPTIONAL RIDER CHARGES*

GUARANTEED WITHDRAWAL BENEFIT RIDER CHARGES
Lifetime Withdrawal Guarantee II            1.25% of the Total Guaranteed Withdrawal Amount
  (Single Life Version)
Prior to Automatic Annual Step-Up           (Note 1)
Lifetime Withdrawal Guarantee II            1.60% of the Total Guaranteed Withdrawal Amount
  (Single Life Version)
Upon Automatic Annual Step-Up (maximum)     (Note 1)
Lifetime Withdrawal Guarantee II (Joint     1.50% of the Total Guaranteed Withdrawal Amount
  Life Version)
Prior to Automatic Annual Step-Up           (Note 1)
Lifetime Withdrawal Guarantee II (Joint     1.80% of the Total Guaranteed Withdrawal Amount
  Life Version)
Upon Automatic Annual Step-Up (maximum)     (Note 1)
Principal Guarantee Prior to Optional       0.50% of the Guaranteed Withdrawal Amount
  Reset                                     (Note 2)
Principal Guarantee Upon Optional Reset     1.00% of the Guaranteed Withdrawal Amount
(maximum)                                   (Note 2)

* Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses.")

Note 1. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Description of Lifetime Withdrawal Guarantee II" for a definition of the term Total Guaranteed Withdrawal Amount.

Note 2. The Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment. The Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Description of Principal Guarantee" for a definition of the term Guaranteed Withdrawal Amount.

--------------------------------------------------------------------------------

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.

                                    Minimum       Maximum
                                    -------       -------

TOTAL ANNUAL PORTFOLIO EXPENSES     0.40%         1.90%
(expenses that are deducted from
investment portfolio assets,
including management fees,
12b-1/service fees, and other
  expenses)

--------------------------------------------------------------------------------

FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION - DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES

(as a percentage of the average daily net assets of an investment portfolio)

The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.

                                          MANAGEMENT  12B-1/SERVICE    OTHER
                                             FEES          FEES      EXPENSES
                                          ----------  -------------  ----------
LEGG MASON PARTNERS VARIABLE EQUITY
 TRUST
 Legg Mason Partners Variable Aggressive     0.75%        0.25%         0.15%
 Growth Portfolio
 Legg Mason Partners Variable Capital        0.75%        0.25%         0.13%
  and
 Income Portfolio
 MET INVESTORS SERIES TRUST
 Dreman Small Cap Value Portfolio            0.79%        0.25%         0.13%
 Lazard Mid Cap Portfolio                    0.69%        0.25%         0.06%
 Met/AIM Capital Appreciation Portfolio      0.76%        0.15%         0.10%
 MFS (Reg. TM) Research International        0.70%        0.25%         0.09%
  Portfolio
 Oppenheimer Capital Appreciation            0.58%        0.25%         0.06%
  Portfolio
 PIMCO Inflation Protect Bond Portfolio      0.50%        0.25%         0.05%
 Van Kampen Mid Cap Growth Portfolio         0.70%        0.25%         0.18%
 METROPOLITAN SERIES FUND, INC.
 BlackRock Money Market Portfolio            0.33%        0.00%         0.07%
 Loomis Sayles Small Cap Portfolio           0.90%        0.25%         0.05%
 MFS (Reg. TM) Total Return Portfolio        0.53%        0.25%         0.05%
 MFS (Reg. TM) Value Portfolio               0.72%        0.25%         0.05%
 Neuberger Berman Mid Cap Value              0.64%        0.25%         0.05%
  Portfolio
 Oppenheimer Global Equity Portfolio         0.51%        0.25%         0.10%
PIONEER VARIABLE CONTRACTS TRUST
 Pioneer Bond VCT Portfolio                  0.50%        0.25%         0.28%
 Pioneer Cullen Value VCT Portfolio          0.70%        0.25%         0.37%
 Pioneer Emerging Markets VCT Portfolio      1.15%        0.25%         0.24%
 Pioneer Equity Income VCT Portfolio         0.65%        0.25%         0.05%
 Pioneer Fund VCT Portfolio                  0.65%        0.25%         0.05%
 Pioneer Global High Yield VCT Portfolio     0.65%        0.25%         0.48%
 Pioneer High Yield VCT Portfolio            0.65%        0.25%         0.10%
 Pioneer Independence VCT Portfolio          0.70%        0.25%         0.32%
 Pioneer International Value VCT             0.85%        0.25%         0.32%
  Portfolio
 Pioneer Mid Cap Value VCT Portfolio         0.65%        0.25%         0.06%
 Pioneer Oak Ridge Large Cap Growth VCT      0.75%        0.25%         0.29%
 Portfolio
 Pioneer Real Estate Shares VCT              0.80%        0.25%         0.11%
  Portfolio
 Pioneer Small Cap Value VCT Portfolio       0.75%        0.25%         0.15%
 Pioneer Strategic Income VCT Portfolio      0.65%        0.25%         0.18%

                                           ACQUIRED     TOTAL    CONTRACTUAL     NET TOTAL
                                             FUND       ANNUAL     EXPENSE        ANNUAL
                                           FEES AND   PORTFOLIO   SUBSIDY OR     PORTFOLIO
                                          EXPENSES*    EXPENSES    DEFERRAL      EXPENSES
                                          ----------  ---------  -----------  ------------
LEGG MASON PARTNERS VARIABLE EQUITY
 TRUST
 Legg Mason Partners Variable Aggressive    0.00%       1.15%       0.00%         1.15%(1)
 Growth Portfolio
 Legg Mason Partners Variable Capital       0.00%       1.13%       0.00%         1.13%
  and
 Income Portfolio
 MET INVESTORS SERIES TRUST
 Dreman Small Cap Value Portfolio           0.00%       1.17%       0.00%         1.17%(2)
 Lazard Mid Cap Portfolio                   0.00%       1.00%       0.00%         1.00%
 Met/AIM Capital Appreciation Portfolio     0.00%       1.01%       0.00%         1.01%
 MFS (Reg. TM) Research International       0.00%       1.04%       0.00%         1.04%
  Portfolio
 Oppenheimer Capital Appreciation           0.00%       0.89%       0.00%         0.89%
  Portfolio
 PIMCO Inflation Protect Bond Portfolio     0.00%       0.80%       0.00%         0.80%
 Van Kampen Mid Cap Growth Portfolio        0.00%       1.13%       0.00%         1.13%
 METROPOLITAN SERIES FUND, INC.
 BlackRock Money Market Portfolio           0.00%       0.40%       0.00%         0.40%(3)
 Loomis Sayles Small Cap Portfolio          0.00%       1.20%       0.00%         1.20%(4)
 MFS (Reg. TM) Total Return Portfolio       0.00%       0.83%       0.00%         0.83%
 MFS (Reg. TM) Value Portfolio              0.00%       1.02%       0.00%         1.02%(5)
 Neuberger Berman Mid Cap Value             0.00%       0.94%       0.00%         0.94%
  Portfolio
 Oppenheimer Global Equity Portfolio        0.00%       0.86%       0.00%         0.86%
PIONEER VARIABLE CONTRACTS TRUST
 Pioneer Bond VCT Portfolio                 0.00%       1.03%       0.00%         1.03%(6)
 Pioneer Cullen Value VCT Portfolio         0.00%       1.32%       0.00%         1.32%(7)
 Pioneer Emerging Markets VCT Portfolio     0.00%       1.64%       0.00%         1.64%
 Pioneer Equity Income VCT Portfolio        0.00%       0.95%       0.00%         0.95%
 Pioneer Fund VCT Portfolio                 0.00%       0.95%       0.00%         0.95%
 Pioneer Global High Yield VCT Portfolio    0.00%       1.38%       0.00%         1.38%(8)
 Pioneer High Yield VCT Portfolio           0.00%       1.00%       0.00%         1.00%
 Pioneer Independence VCT Portfolio         0.00%       1.27%       0.00%         1.27%
 Pioneer International Value VCT            0.00%       1.42%       0.00%         1.42%
  Portfolio
 Pioneer Mid Cap Value VCT Portfolio        0.00%       0.96%       0.00%         0.96%
 Pioneer Oak Ridge Large Cap Growth VCT     0.00%       1.29%       0.00%         1.29%(9)
 Portfolio
 Pioneer Real Estate Shares VCT             0.00%       1.16%       0.00%         1.16%
  Portfolio
 Pioneer Small Cap Value VCT Portfolio      0.05%       1.20%       0.00%         1.20%
 Pioneer Strategic Income VCT Portfolio     0.00%       1.08%       0.00%         1.08%

                                          MANAGEMENT   12B-1/SERVICE     OTHER
                                             FEES           FEES       EXPENSES
                                          ----------   -------------   ---------
 PIONEER VARIABLE CONTRACTS TRUST -
 PIONEER IBBOTSON ALLOCATION PORTFOLIOS
 Pioneer Ibbotson Aggressive Allocation      0.17%         0.25%         0.60%
  VCT
 Portfolio
 Pioneer Ibbotson Growth Allocation VCT      0.17%         0.25%         0.10%
 Portfolio
 Pioneer Ibbotson Moderate Allocation        0.17%         0.25%         0.14%
  VCT
 Portfolio

                                           ACQUIRED     TOTAL     CONTRACTUAL   NET TOTAL
                                             FUND       ANNUAL      EXPENSE       ANNUAL
                                           FEES AND   PORTFOLIO    SUBSIDY OR   PORTFOLIO
                                          EXPENSES*    EXPENSES     DEFERRAL     EXPENSES
                                          ---------   ---------   -----------   ---------
 PIONEER VARIABLE CONTRACTS TRUST -
 PIONEER IBBOTSON ALLOCATION PORTFOLIOS
 Pioneer Ibbotson Aggressive Allocation     0.88%       1.90%        0.00%      1.90%(10)
  VCT
 Portfolio
 Pioneer Ibbotson Growth Allocation VCT     0.82%       1.34%        0.00%      1.34%(11)
 Portfolio
 Pioneer Ibbotson Moderate Allocation       0.77%       1.33%        0.00%      1.33%(12)
  VCT
 Portfolio

The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated the information provided is for the year ended December 31, 2007.

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing shares of one or more underlying portfolios.

(1) Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2007. Other expenses have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward.

(2) This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.

(3) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

(4) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

(5) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

(6) There is a contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of average daily net assets, and to waive fees or limit other expenses of the Class II shares to effect a like reduction in Class II expenses.

(7) There is a contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses, other than acquired fund fees and expenses, to 1.00% of average daily net assets.

(8) There is a contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of average daily net assets.

(9) There is a contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of average daily net assets.

(10) The Portfolio is a "fund of funds" that invests in other underlying Pioneer portfolios. As an investor in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios, including the management fee. There is a contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct operating expenses to the extent required to reduce Class II expenses, other than acquired fund fees and expenses, to 0.55% of average daily net assets.

(11) The Portfolio is a "fund of funds" that invests in other underlying Pioneer portfolios. As an investor in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios, including the management fee. There is a contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct operating expenses to the extent required to reduce Class II expenses, other than acquired fund fees and expenses, to 0.38% of average daily net assets.

(12) The Portfolio is a "fund of funds" that invests in other underlying Pioneer portfolios. As an investor in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios, including the management fee. There is a contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct operating expenses to the extent required to reduce Class II expenses, other than acquired fund fees and expenses, to 0.39% of average daily net assets.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

CHART 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit rider and the Lifetime Withdrawal Guarantee II rider (Joint Life version) (assuming the maximum 1.80% charge applies in all contract years), which is the most expensive way to purchase the contract.

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                                    Time Periods
                 1 year       3 years      5 years     10 years
              ----------   -----------   ----------   ----------
    maximum    (a)$1,376    (a)$2,383     (a)$3,414    (a)$5,932
    minimum    (b)$1,227    (b)$1,951     (b)$2,721    (b)$4,689

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                                   Time Periods
                1 year        3 years      5 years     10 years
              ----------   -----------   ----------   ----------
    maximum    (a)$576      (a)$1,753     (a)$2,964    (a)$5,932
    minimum    (b)$427      (b)$1,321     (b)$2,271    (b)$4,689

CHART 2. Chart 2 assumes that you do not select the optional death benefit rider or the Lifetime Withdrawal Guarantee II rider (Joint Life version), which is the least expensive way to purchase the contract.

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                                    Time Periods
                 1 year       3 years      5 years     10 years
              ----------   -----------   ----------   ----------
    maximum    (a)$1,161    (a)$1,726     (a)$2,301    (a)$3,826
    minimum    (b)$1,011    (b)$1,282     (b)$1,568    (b)$2,404

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                                   Time Periods
                1 year        3 years      5 years     10 years
              ----------   -----------   ----------   ----------
    maximum    (a)$361      (a)$1,096     (a)$1,851    (a)$3,826
    minimum    (b)$211        (b)$652     (b)$1,118    (b)$2,404

The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information (accumulation unit value information) is not available because the contract was not offered for sale prior to February 23, 2009, and therefore there are no accumulation units outstanding as of the date of this prospectus.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.

The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")

The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase, if you select a variable annuity payment option, also depends, in part, upon the investment performance of the investment portfolio(s) you select for the income phase. We do not guarantee the investment performance of the variable annuity contract. You bear the full investment risk for all amounts in the variable annuity contract. However, there are certain optional features that provide guarantees that can reduce your investment risk (see "Living Benefits-Guaranteed Withdrawal Benefits").

If you select a fixed annuity payment option during the income phase, payments are made from our general account assets. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account.

The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract will remain level for the entire income phase, provided that the payment may increase in the event you make a transfer from a variable annuity payment option to the fixed annuity payment. Please see the terms of your actual contract for more detailed information.

THE FIXED ACCOUNT OF FIRST METLIFE INVESTORS IS NOT AVAILABLE AS AN INVESTMENT CHOICE DURING THE ACCUMULATION PHASE OF THE CONTRACT, EXCEPT IN CONNECTION WITH AN ENHANCED DOLLAR COST AVERAGING PROGRAM, AND NO TRANSFER WILL BE PERMITTED INTO THE FIXED ACCOUNT UNTIL THE INCOME PHASE OF THE CONTRACT.

As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned by joint owners (limited to two natural persons). We provide more information on this under "Other Information - Ownership."

Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation (see "Death Benefit - Spousal Continuation"), are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Accordingly, a purchaser who has or is contemplating a civil union should note that a civil union partner would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the Lifetime Withdrawal Guarantee II rider (see "Living Benefits - Guaranteed Withdrawal Benefits").

MARKET TIMING

We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."

2. PURCHASE

As a result of the purchase payment credit feature of this contract, the contract is available only to prospective owners who are age 80 or younger. (See "Purchase Payment Credit" below.) The maximum issue age for the contract and certain of its riders may be reduced in connection with the offer of the contract through certain broker dealers ("selling firms"). In addition, certain riders may not be available through certain selling firms. You should discuss this with your registered representative.

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.

o    The minimum initial purchase payment we will accept is $10,000.

o If you want to make an initial purchase payment of $1 million or more, or an additional purchase payment that would cause your total purchase payments to exceed $1 million, you will need our prior approval.

o You can make additional purchase payments of $500 or more to either type of contract (qualified and non-qualified) unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional purchase payment is $100 per month.

o    We will accept a different amount if required by federal tax law.

o We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")

o We will not accept purchase payments made with cash, money orders, or travelers checks.

We reserve the right to reject any application or purchase payment and to limit future purchase payments.

TERMINATION FOR LOW ACCOUNT VALUE

We may terminate your contract by paying you the account value in one sum if, before the annuity date, you do not make purchase payments for three consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value on or after the end of such three year period is less than $2,000. Accordingly, no contract will be terminated solely due to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment to the investment portfolios you have selected. You may not choose more than 18 investment portfolios at the time your initial purchase payment is allocated. Each allocation must be at least $500 and must be in whole numbers.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information
-  Requests and Elections.")

If you choose the Lifetime Withdrawal Guarantee II rider, until the rider terminates, we will require you to allocate your purchase payments and account value as described below under "Investment Allocation Restrictions for Certain Riders."

If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if you make an additional purchase payment and you have an Enhanced Dollar Cost Averaging (EDCA) or Dollar Cost Averaging (DCA) program in effect, we will allocate your additional payments to the investment portfolios selected under the EDCA or DCA program unless you tell us otherwise. (See "Investment Options - Dollar Cost Averaging Programs.") You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 investment portfolios at the time you submit a subsequent purchase payment. If you wish to allocate the payment to more than 18 investment portfolios, we must have your request to allocate future purchase payments to more than 18 investment portfolios on record before we can apply your subsequent purchase payment to your chosen allocation. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner.

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS

ALLOCATION. If you elect the Lifetime Withdrawal Guarantee II rider, you must comply with certain investment allocation restrictions. SPECIFICALLY, YOU MUST

ALLOCATE ACCORDING TO EITHER (A) OR (B) BELOW:
                      ------

(A) You must allocate:

o 100% of your purchase payments or account value among the Pioneer Ibbotson Growth Allocation VCT Portfolio, Pioneer Ibbotson Moderate Allocation VCT Portfolio, and/or the BlackRock Money Market Portfolio (you may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed investment portfolios).

OR

(B) You must allocate:

o AT LEAST 15% of purchase payments or account value to Platform 1 portfolios;

o    UP TO 85% of purchase payments or account value to Platform 2 portfolios;

o    UP TO 15% of purchase payments or account value to Platform 3 portfolios;
     and

o    UP TO 15% of purchase payments or account value to Platform 4 portfolios.

(See the "EDCA" section below for information on allocating purchase payments to the EDCA account under option (B).)

The investment options in each Platform are:

Platform 1
----------

     BlackRock Money Market Portfolio

     PIMCO Inflation Protected Bond Portfolio

     Pioneer Bond VCT Portfolio

Platform 2
----------

     Legg Mason Partners Variable Aggressive Growth Portfolio

     Legg Mason Partners Variable Capital and Income Portfolio

     Met/AIM Capital Appreciation Portfolio

     MFS (Reg. TM) Research International Portfolio

     MFS (Reg. TM) Total Return Portfolio

     MFS (Reg. TM) Value Portfolio

     Opppenheimer Capital Appreciation Portfolio

     Oppenheimer Global Equity Portfolio

     Pioneer Cullen Value VCT Portfolio

     Pioneer Equity Income VCT Portfolio

     Pioneer Fund VCT Portfolio

     Pioneer Global High Yield VCT Portfolio

     Pioneer High Yield VCT Portfolio

     Pioneer Ibbotson Aggressive Allocation VCT Portfolio

     Pioneer Ibbotson Growth Allocation VCT Portfolio

     Pioneer Ibbotson Moderate Allocation VCT Portfolio

     Pioneer Independence VCT Portfolio

     Pioneer International Value VCT Portfolio

     Pioneer Oak Ridge Large Cap Growth VCT Portfolio

     Pioneer Strategic Income VCT Portfolio

Platform 3
----------

     Lazard Mid Cap Portfolio

     Neuberger Berman Mid Cap Value Portfolio

     Pioneer Mid Cap Value VCT Portfolio

     Van Kampen Mid Cap Growth Portfolio

Platform 4
----------

     Dreman Small Cap Value Portfolio

     Loomis Sayles Small Cap Portfolio

     Pioneer Emerging Markets VCT Portfolio

     Pioneer Real Estate Shares VCT Portfolio

     Pioneer Small Cap Value VCT Portfolio

YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.

Certain selling firms do not offer option (B) at the time your initial purchase payment is allocated. Please contact our Annuity Service Center if you wish to change your allocation selection to option (B).

We determine whether an investment option is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment option in the event that an investment option is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your contract in the event you make a new purchase payment or request a transfer among investment options. We will provide you with prior written notice of any changes in classification of investment options.

REBALANCING. If you choose to allocate according to (B) above, we will rebalance your account value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your account value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your account value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your account value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day the reallocation will occur on the next business day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.

The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.

EDCA. If you choose to allocate according to (B) above and you choose to allocate a purchase payment to the EDCA account, that entire purchase payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous purchase payments before allocating a purchase payment to the EDCA account, all transfers from an EDCA account must be allocated to the same investment options as your most recent allocations for purchase payments.

CHANGING PURCHASE PAYMENT ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under (B) above at any time by providing notice to us, at our Annuity Service Center, or by any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

TRANSFERS. Please note that any transfer request must result in an account value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.

PURCHASE PAYMENT CREDIT

Your account value will be credited with an additional amount (PURCHASE PAYMENT CREDIT) with respect to your initial purchase payment and each subsequent purchase payment received by us prior to the contract anniversary immediately following your 81st birthday (if joint owners are named, the age of the older onwer will apply and if a non-natural person owns the contract, then the annuitant's age will apply).

The Purchase Payment Credit is an amount equal to 6% of the purchase payment. For contracts issued with purchase payments of $200,000 or more, the amount of the credit increases to 7%. The additional 1% credit will not be applied retroactively (which means that the additional 1% credit will only be applied to the payment that brings your total purchase payments to the $200,000 level and all subsequent payments). The amount of the Purchase Payment Credit applied to each purchase payment is based on funds actually received by First MetLife Investors and invested in the contract.

You should know that over time and under certain circumstances (such as when a withdrawal charge applies, or after an extended period of poor market performance) the costs associated with this product may exceed the Purchase Payment Credit amount and any related earnings.

If you exercise the free-look provision, First MetLife Investors will take back the Purchase Payment Credit(s). See "Free Look"

Each Purchase Payment Credit will be allocated to the contract in the same proportion as the applicable purchase payment. All Purchase Payment Credits are treated as earnings under the contract.

FREE LOOK

If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, we will not assess a withdrawal charge. We will return the account value less the adjusted Purchase Payment Credits. The adjusted Purchase Payment Credits are equal to the lesser of: (1) the portion of the account value that is attributable to the Purchase Payment Credits, or (2) the total of Purchase Payment Credit(s). This means that you receive any investment gain on the Purchase Payment Credit(s) and First MetLife Investors bears any loss.

ACCUMULATION UNITS

The portion of your account value allocated to the Separate Account will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of this portion of your account value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)

Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

1) dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and

2) multiplying it by one minus the Separate Account product charges (including any rider charge for the Principal Protection Death Benefit or the Annual Step-Up Death Benefit) for each day since the last business day and any charges for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern
Time) and then credit your contract.

EXAMPLE:

     On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Pioneer Bond VCT Portfolio. This purchase payment brings your total purchase payment to $100,000 and, as a result, a 6% Purchase Payment Credit will be applied to this additional payment, and an additional $300 will be added to your contract. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Pioneer Bond VCT Portfolio is $10.00. We then divide the $5,300 by $10.00 and credit your contract on Monday night with 530 accumulation units for the Pioneer Bond VCT Portfolio.

ACCOUNT VALUE

ACCOUNT VALUE is equal to the sum of your interests in the investment portfolios and the EDCA account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.

REPLACEMENT OF CONTRACTS

Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

Pioneer PRISM XC is not available to purchase payments that consist of money exchanged or transferred from other annuities issued by us or our affiliates.

3. INVESTMENT OPTIONS

The contract offers 32 INVESTMENT PORTFOLIOS, which are listed below. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: FIRST METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (866) 547-3793. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://

WWW.SEC.GOV. CERTAIN INVESTMENT PORTFOLIOS DESCRIBED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT. APPENDIX A CONTAINS A SUMMARY OF ADVISERS, SUBADVISERS, AND INVESTMENT OBJECTIVES FOR EACH INVESTMENT PORTFOLIO.

The investment objectives and policies of certain of the investment portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.

Shares of the investment portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolios may conflict. The investment portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or subadviser of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the investment portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from investment portfolio assets. Contract owners, through their indirect investment in the investment portfolios, bear the costs of these advisory fees (see the investment portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the advisers. (See "Fee Tables and Examples - Investment Portfolio Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the advisers to the subadvisers.)

Certain investment portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An investment portfolio's 12b-1 Plan, if any, is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolio Expenses" and "Distributor.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.

We select the investment portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms. These selling firms may receive payments from the investment portfolios they recommend and may benefit accordingly from the allocation of account value to such investment portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CLASS II)

Legg Mason Partners Variable Equity Trust is a trust with multiple portfolios. Legg Mason Partners Fund Adviser is the investment adviser to each portfolio. Legg Mason Partners Fund Adviser has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix A for the names of the subadvisers.) The following Class II portfolios are available under the contract:

     Legg Mason Partners Variable Aggressive Growth Portfolio

     Legg Mason Partners Variable Capital and Income Portfolio

MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS E)

Met Investors Series Trust is a mutual fund with multiple portfolios. Met Investors Advisory, LLC (Met Investors Advisory), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. Met Investors Advisory has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix A for the names of the subadvisers.) The following Class B or, as noted, Class E portfolios are available under the contract:

     Dreman Small Cap Value Portfolio

     Lazard Mid Cap Portfolio

     Met/AIM Capital Appreciation Portfolio (Class E)

     MFS (Reg. TM) Research International Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Inflation Protected Bond Portfolio

     Van Kampen Mid Cap Growth Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS B, OR AS NOTED, CLASS A)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix A for the names of the subadvisers.) The following Class B or, as noted, Class A portfolios are available under the contract:

     BlackRock Money Market Portfolio (Class A)

     Loomis Sayles Small Cap Portfolio

     MFS (Reg. TM) Total Return Portfolio

     MFS (Reg. TM) Value Portfolio

     Neuberger Berman Mid Cap Value Portfolio

     Oppenheimer Global Equity Portfolio

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

Pioneer Variable Contracts Trust is a mutual fund with multiple portfolios. Pioneer Investment Management, Inc. is the investment adviser to each portfolio. Pioneer Investment Management, Inc. has engaged subadvisers to provide advice for some of the individual portfolios. (See Appendix A for the names of the subadvisers.) The following Class II portfolios are available under the contract:

     Pioneer Bond VCT Portfolio

     Pioneer Cullen Value VCT Portfolio

     Pioneer Emerging Markets VCT Portfolio

     Pioneer Equity Income VCT Portfolio

     Pioneer Fund VCT Portfolio

     Pioneer Global High Yield VCT Portfolio

     Pioneer High Yield VCT Portfolio

     Pioneer Independence VCT Portfolio

     Pioneer International Value VCT Portfolio

     Pioneer Mid Cap Value VCT Portfolio

     Pioneer Oak Ridge Large Cap Growth VCT Portfolio

     Pioneer Real Estate Shares VCT Portfolio

     Pioneer Small Cap Value VCT Portfolio

     Pioneer Strategic Income VCT Portfolio

PIONEER VARIABLE CONTRACTS TRUST - PIONEER IBBOTSON ALLOCATION PORTFOLIOS (CLASS II)

In addition to the portfolios listed above under Pioneer Variable Contracts Trust, the following Class II portfolios are available under the contract:

     Pioneer Ibbotson Aggressive Allocation VCT Portfolio

     Pioneer Ibbotson Growth Allocation VCT Portfolio

     Pioneer Ibbotson Moderate Allocation VCT Portfolio

TRANSFERS

GENERAL. During the accumulation phase you can transfer a portion of your account value among the investment portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers, but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See "Investment Options - Transfers -

Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the investment portfolio from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

Transfers are subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the business day. The following apply to any transfer:

o Your request for transfer must clearly state which investment portfolio(s) is involved in the transfer.

o    Your request for transfer must clearly state how much the transfer is for.

o The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).

o You may not make a transfer to more than 18 investment portfolios at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 investment portfolios may be made by calling or writing our Annuity Service Center.

o If you have elected to add the Lifetime Withdrawal Guarantee II rider to your contract, you may only make transfers between certain investement portfolios. Please refer to the section "Purchase- Investment Allocation Restrictions for Certain Riders."

During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.

During the income phase, you cannot make transfers from a fixed annuity payment option to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to a fixed annuity payment option and among the investment portfolios.

TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See "Other Information - Requests and Elections.")

All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.

PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry and Automatic Rebalancing Programs.

MARKET TIMING. Frequent requests from contract owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (E.G., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios i.e., Dreman Small Cap Value Portfolio, Loomis Sayles Small Cap Portfolio, MFS (Reg. TM) Research International Portfolio, Oppenheimer Global Equity Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Global High Yield VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Small Cap Value VCT Portfolio and Pioneer Strategic Income VCT Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the investment portfolio.

In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.

DOLLAR COST AVERAGING PROGRAMS

We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.

We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.

The two dollar cost averaging programs are:

1.   STANDARD DOLLAR COST AVERAGING (DCA)

     This program allows you to systematically transfer a set amount each month from a money market investment portfolio to any of the other available investment portfolio(s) you select. These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment (including Purchase Payment Credits applied to your contract) or account value is allocated to the dollar cost averaging program.

You can make subsequent purchase payments while you have an active DCA program in effect, provided, however, that no amount will be allocated to the DCA program without your express direction. (See "Purchase - Allocation of Purchase Payments.") If you make such an addition to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. The program is not available if you have selected the Lifetime Withdrawal Guarantee II rider.

2.   ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

     The EDCA Program allows you to systematically transfer amounts from an EDCA account established for you in the general account to any available investment portfolio(s) you select. Except as discussed below, only new purchase payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.

You can make subsequent purchase payments while you have an active EDCA account in effect, provided, however, that no amount will be allocated to the EDCA account without your express direction. (See "Purchase - Allocation of Purchase Payments.") When a subsequent purchase payment is allocated by you to your existing EDCA account, we create "buckets" within your EDCA account.

o The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.

o Each allocation (bucket) resulting from a subsequent purchase payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.

o Allocations (buckets) resulting from each purchase payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.

(See Appendix B for further examples of EDCA with multiple purchase payments.)

The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any investment portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.

The first transfer we make under the EDCA program is the date your purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for purchase payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a business day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the investment portfolios on the next business day. EDCA interest will not be credited on the transfer amount between the selected day and the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.

If you decide you no longer want to participate in the EDCA program, all money remaining in your EDCA account will be transferred to the investment portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.

THREE MONTH MARKET ENTRY PROGRAM

Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.

AUTOMATIC REBALANCING PROGRAM

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually.

An automatic rebalancing program is intended to transfer account value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.

We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current EDCA or DCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.

The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:

Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Pioneer Bond VCT Portfolio and 60% to be in the Legg Mason Partners Variable Aggressive Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Pioneer Bond VCT Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Pioneer Bond VCT Portfolio to bring its value back to 40% and use the money to buy more units in the Legg Mason Partners Variable Aggressive Portfolio to increase those holdings to 60%.

VOTING RIGHTS

We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION OF INVESTMENT OPTIONS

If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.

4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

PRODUCT CHARGES

SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charge related to a death benefit rider). We do this as part of our calculation of the value of the accumulation units and the annuity units (I.E., during the accumulation phase and the income phase-although death benefit charges no longer continue in the income phase).

MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.40% of the average daily net asset value of each investment portfolio.

This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.

ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.

DEATH BENEFIT RIDER CHARGES. If you select one of the following death benefit riders, we assess a daily charge during the accumulation phase equal, on an annual basis, to the percentage below of the average daily net asset value of each investment portfolio:

      Principal Protection Death Benefit   0.15%
      Annual Step-Up Death Benefit         0.30%

ACCOUNT FEE

During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior contract year if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.

A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.

GUARANTEED WITHDRAWAL BENEFIT - RIDER CHARGE

We offer an optional Guaranteed Withdrawal Benefit ("GWB") that you can select when you purchase the contract. There are two different versions of the GWB under this contract: the Lifetime Withdrawal Guarantee II and the Principal Guarantee. If you elect a GWB rider, a charge is deducted from your account value during the accumulation phase on each contract anniversary. The charge for the Lifetime Withdrawal Guarantee II rider is equal to 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Living Benefits - Guaranteed Withdrawal Benefits - Description of the Lifetime Withdrawal Guarantee II") on the applicable contract anniversary, after applying any 6% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary. The charge for the Principal Guarantee rider is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Living Benefits - Guaranteed Withdrawal Benefit - Description of the Principal Guarantee") on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary.

The rider charge for the Lifetime Withdrawal Guarantee II and the Principal Guarantee is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value, you apply your account value to an annuity option, there is a change in owners, joint owners or annuitants (if the owner is a non-natural person), or the contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change. If the Lifetime Withdrawal Guarantee II rider is cancelled pursuant to the cancellation provisions of the rider, a pro rata portion of the rider charge will not be assessed based on the period from the most recent contract anniversary to the date the cancellation takes effect.

If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the Lifetime Withdrawal Guarantee II rider charge to a rate we shall determine that does not exceed the Maximum Optional Step-Up Charge of 1.60% (Single Life version) or 1.80% (Joint Life version), provided that this rate will not exceed the rate currently applicable to the same rider available for new contract purchases at the time of the step-up. If you elect an Optional Reset of the Principal Guarantee on the 3rd contract anniversary or thereafter as permitted, we may increase the Principal Guarantee rider charge to the charge applicable to current contract purchases of the same rider at the time of the reset, but to no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount.

If the Lifetime Withdrawal Guarantee II rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "Living Benefits -

Guaranteed Withdrawal Benefits - Description of Lifetime Withdrawal Guarantee II") equals zero. If the Principal Guarantee rider is in effect, the rider charge will not continue if your Benefit Base (see "Living Benefits - Guaranteed Withdrawal Benefits - Description of the Principal Guarantee") equals zero.

WITHDRAWAL CHARGE

We impose a withdrawal charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior purchase payments, a withdrawal charge is assessed against the purchase payment withdrawn. To determine if your withdrawal includes prior purchase payments, amounts are withdrawn from your contract in the following order:

1. Earnings in your contract (earnings are equal to your account value, less purchase payments not previously withdrawn); then

2.   The free withdrawal amount described below; then

3. Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn.

A withdrawal charge will be assessed if prior purchase payments are withdrawn pursuant to a request to divide the assets of a contract due to divorce.

FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each contract year after the first (there is no free withdrawal amount in the first contract year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same contract year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first contract year under the Systematic Withdrawal Program.

Any unused free withdrawal amount in one contract year does not carry over to the next contract year.

The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:

Number of Complete Years from       Withdrawal Charge
Receipt of Purchase Payment      (% of Purchase Payment)
------------------------------   -----------------------
  0                                        8
  1                                        8
  2                                        7
  3                                        6
  4                                        5
  5                                        4
  6                                        3
  7                                        2
  8                                        1
  9 and thereafter                         0

For a partial withdrawal, the withdrawal charge is deducted from the remaining account value, if sufficient. If the remaining account value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.

If the account value is smaller than the total of all purchase payments, the withdrawal charge only applies up to the account value.

We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits, although we do assess the withdrawal charge in calculating LWG II payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.

NOTE: For tax purposes, earnings from non-qualified contracts are considered to come out first.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

GENERAL. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract. In lieu of a withdrawal charge waiver, we may provide an account value credit.

NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your joint owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6 month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.

TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your joint owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.

The Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.

PREMIUM AND OTHER TAXES

We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on purchase payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.

TRANSFER FEE

We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.

INCOME TAXES

We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

INVESTMENT PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of each investment portfolio, which are described in the fee table in this prospectus and the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment portfolio.

5.  ANNUITY PAYMENTS

        (THE INCOME PHASE)

ANNUITY DATE

Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be no earlier than the first contract anniversary. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).

When you purchase the contract, the annuity date will be the first day of the calendar month after the annuitant's 90th birthday or 10 years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us, provided the date chosen is no earlier than the first contract anniversary.

Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have selected a Guaranteed Withdrawal Benefit, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the Lifetime Withdrawal Guarantee II rider) that may also be provided by the rider.

ANNUITY PAYMENTS

You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will be:

o    fixed annuity payments, or

o    variable annuity payments, or

o    a combination of both.

If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place just before the start of the income phase.

If you choose to have any portion of your annuity payments based on the investment portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:

1) the value of your contract in the investment portfolio(s) just before the start of the income phase,

2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and

3)   the annuity option elected.

Subsequent variable annuity payments will vary with the performance of the investment portfolios you selected. (For more information, see "Variable Annuity Payments" below.)

At the time you choose an annuity option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable annuity payments will decrease.

Your variable annuity payment is based on ANNUITY UNITS. An annuity unit is an accounting device used to calculate the dollar amount of annuity payments. (For more information, see "Variable Annuity Payments" below.)

When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable annuity payment, but subsequent variable annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment portfolios. On the other hand, a higher AIR will result in a higher initial variable annuity payment than a lower AIR, but later variable annuity payments will rise more slowly or fall more rapidly.

A transfer during the income phase from a variable annuity payment option to a fixed annuity payment option may result in a reduction in the amount of annuity payments. (You cannot, however, make transfers from a fixed annuity payment option to the investment portfolios.)

If you choose to have any portion of your annuity payments be a fixed annuity payment, the dollar amount of each fixed annuity payment will not change.

Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.

ANNUITY OPTIONS

You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.

If you do not choose an annuity option at the time you purchase the contract, Option 2, which provides a life annuity with 10 years of guaranteed annuity payments, will automatically be applied.

You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity payments if the annuitant dies before the due date of the third payment, and so on.

OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant is alive. If, when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. If, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.

OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion.

We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.

You may withdraw the commuted value of the payments remaining under the variable Payments for a Designated Period annuity option (Option 5). You may not commute the fixed Payments for a Designated Period annuity option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.

There may be tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")

Due to underwriting or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.

In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.

In the event that you purchased the contract as a tax qualified contract, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

VARIABLE ANNUITY PAYMENTS

The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age, the annuitant's sex, and the appropriate variable annuity option table. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.

The dollar amount of variable annuity payments after the first payment is determined as follows:

o The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option.

     Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.

o The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.

o The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.

ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.

FIXED ANNUITY PAYMENTS

The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected and the appropriate annuity option table. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option. Current annuity option rates for this class of contract may be lower than rates for other contracts without a Purchase Payment Credit.

6. ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your beneficiary) can have access to the money in your contract:

(1)  by making a withdrawal (either a partial or a complete withdrawal);

(2)  by electing to receive annuity payments; or

(3)  when a death benefit is paid to your beneficiary.

Under most circumstances, withdrawals can only be made during the accumulation phase.

You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")

When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:

o    less any applicable withdrawal charge;

o    less any premium or other tax;

o    less any account fee; and

o    less any applicable pro rata GWB rider charge.

Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the EDCA account and the investment portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.

We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect. We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by the contract owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

How to withdraw all or part of your account value:

o You must submit a request to our Annuity Service Center. (See "Other Information - Requests and Elections.")

o You must provide satisfactory evidence of terminal illness or confinement to a nursing home if you would like to have the withdrawal charge waived. (See "Expenses - Reduction or Elimination of the Withdrawal Charge.")

o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).

o We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner's death.

There are limits to the amount you can withdraw from certain qualified plans including Qualified plans. (See "Federal Income Tax Status.")

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o    trading on the New York Stock Exchange is restricted;

o an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios; or

o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7. LIVING BENEFITS

GUARANTEED WITHDRAWAL BENEFITS

We offer optional guaranteed withdrawal benefit ("GWB") riders for an additional charge. There are two versions of the GWB available under this contract:

o    Lifetime Withdrawal Guarantee II ("LWG II")

o    Principal Guarantee

The Principal Guarantee rider is designed to guarantee that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any contract year do not exceed the maximum amount allowed under the rider. With the Lifetime Withdrawal Guarantee II rider, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1/2, you are guaranteed income without annuitizing for your life (and the life of your spouse, if the Joint Life version of the rider was elected, and both you and your spouse are at least 59 1/2 at the time of the first withdrawal), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II" below).

If you purchase a GWB rider, you must elect one version at the time you purchase the contract, prior to age 81. The maximum issue age for the GWB riders may be reduced in connection with the offer of the contract through certain selling firms. Once elected, these riders may not be terminated except as stated below.

FACTS ABOUT GUARANTEED WITHDRAWAL BENEFIT RIDERS

MANAGING WITHDRAWALS. The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an account value or minimum return for any investment portfolio. THE BENEFIT BASE (AS DESCRIBED BELOW) UNDER THE PRINCIPAL GUARANTEE RIDER AND THE REMAINING GUARANTEED WITHDRAWAL AMOUNT (AS DESCRIBED BELOW) UNDER THE LIFETIME WITHDRAWAL GUARANTEE II RIDER, CANNOT BE TAKEN AS A LUMP SUM. (However, if you cancel the Lifetime Withdrawal Guarantee II rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your account value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee II-Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Expenses-Withdrawal Charge.")

IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE II RIDER). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE II RIDER) UNTIL TERMINATION OF THE RIDER.

For purposes of calculating the Total Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantee II) or the Guaranteed Withdrawal Amount (for the Enhanced GWB), Purchase Payment Credits are not included.

RIDER CHARGES. If the Lifetime Withdrawal Guarantee II rider is in effect, we will continue to assess the GWB rider charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero. However, if the Principal Guarantee rider is in effect, we will not continue to assess the GWB rider charge if your Benefit Base, as described below, equals zero.

WITHDRAWAL CHARGE. We will apply a withdrawal charge to withdrawals from purchase payments of up to 8% of purchase payments taken in the first nine years following receipt of the applicable purchase payment. (See "Expenses - Withdrawal Charge - Free Withdrawal Amount" and "Access to Your Money - Systematic Withdrawal Program.")

TAXES. Withdrawal of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.

TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB RIDERS IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE BENEFIT BASE (REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE LIFETIME WITHDRAWAL GUARANTEE II RIDER) AT THE TIME OF THE WITHDRAWAL, IF THE BENEFIT BASE (OR REMAINING GUARANTEED WITHDRAWAL AMOUNT) IS GREATER THAN THE ACCOUNT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY

REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISOR PRIOR TO PURCHASE.

LIFETIME WITHDRAWAL GUARANTEE II, PRINCIPAL GUARANTEE AND DECEDENT CONTRACTS. The Lifetime Withdrawal Guarantee II rider is not available for purchase under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing lifetime payments under the Lifetime Withdrawal Guarantee II rider.

Note that the Principal Guarantee is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract.

(See Appendix C for examples of the GWB riders.)

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE II

TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the Lifetime Withdrawal Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the TOTAL GUARANTEED WITHDRAWAL AMOUNT. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If you take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. IF, HOWEVER, YOU TAKE A WITHDRAWAL THAT RESULTS IN CUMULATIVE WITHDRAWALS FOR THE CURRENT CONTRACT YEAR THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THEN WE WILL REDUCE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL (INCLUDING ANY APPLICABLE WITHDRAWAL CHARGE) REDUCED THE ACCOUNT VALUE. WE REFER TO THIS TYPE OF WITHDRAWAL AS AN EXCESS WITHDRAWAL.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount you are guaranteed to receive over time. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charge). IF, HOWEVER, YOU TAKE AN EXCESS WITHDRAWAL, THEN WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL (INCLUDING ANY APPLICABLE WITHDRAWAL CHARGE) REDUCES THE ACCOUNT VALUE.

6% COMPOUNDING INCOME AMOUNT. If the Single Life version of the LWG II rider has been elected, when the owner is 63 years old or older, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the fifth contract anniversary. If the first withdrawal from the contract is taken before the owner is 63 years old, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

If the Joint Life version of the LWG II rider has been elected, when the younger spouse is 66 years old or older, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the fifth contract anniversary. If the first withdrawal from the contract is taken before the younger spouse is 66 years old, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate. If the Single Life version of the LWG II rider is elected, the Withdrawal Rate is 5% (6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76). If the Joint Life version of the LWG II rider is elected, the Withdrawal Rate is 4.5% (5% if you make your first withdrawal on or after the contract anniversary following the date the younger spouse reaches age 63).

If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate.

IT IS IMPORTANT TO NOTE:

o If you take your first withdrawal before the date you reach age 59 1/2 (or, for the Joint Life version, if you take your first withdrawal before the date when both you and your spouse are at least age 59 1/2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your account value declines to zero. This means if your account value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the contract year that the account value was depleted, and beginning in the following contract year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments regardless of market performance so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.

o If you take your first withdrawal on or after the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and you take your first withdrawal when both you and your spouse are at least age 59 1/2), even if your Remaining Guaranteed Withdrawal Amount and/or account value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your account value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during that contract year that the account value was depleted, and beginning in the following contract year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse's life, if the Joint Life version of the rider was elected, and you take the first withdrawal when both you and your spouse are at least age 59 1/2). Therefore, you will be guaranteed income for life.

o The Withdrawal Rate used to calculate your Annual Benefit Payment varies depending on: (a) whether you have elected the Single Life or Joint Life version of LWG II rider, and (b) your age (or, for the Joint Life version, the age of the younger spouse) when you take your first withdrawal (see "Annual Benefit Payment" above).

o If you have elected the LWG II rider, you should carefully consider when to begin taking withdrawals. If you begin taking withdrawals too soon, you may limit the value of the LWG II rider. For example, we no longer increase your total guaranteed withdrawal amount by the 6% compounding income amount once you make your first withdrawal. However, if you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

o At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG II rider. This may provide higher income amounts if the current annuity option rates applied to the Adjusted Contract Value on the Annuity Date exceed the payments received under the LWG II rider. Also income amounts provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of payments received under the LWG II rider. (See "Federal Income Tax Status - Withdrawals.")

MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each contract year. In other words, you should not take Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have made an Excess Withdrawal. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE WITHDRAWAL RATE (SEE "ANNUAL BENEFIT PAYMENT" ABOVE FOR HOW THE WITHDRAWAL RATE IS DETERMINED).

IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE ACCOUNT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your account value to decline to zero.

You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (because you elected the Single Life version of LWG II and took your first withdrawal before the date you reached age 76), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.

AUTOMATIC ANNUAL STEP- UP.

On each contract anniversary prior to the owner's 91st birthday (if Joint Life version elected, younger spouse's 91st birthday), an Automatic Annual Step-Up will occur, provided that the account value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).

The Automatic Annual Step-Up will:

o reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the account value on the date of the step-up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals.

o if the Single Life version of LWG II was elected, reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you make your first withdrawal on or after the date you reach age 76); or, if the Joint Life version of LWG II was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal when both you and your spouse are at least age 63), and

o reset the LWG II rider charge to a rate we shall determine that does not exceed the maximum charge of 1.60% (Single Life version) or 1.80% (Joint Life version), provided that this rate will not exceed the rate currently applicable to the same rider available for new contract purchases at the time of the step-up.

In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the step-ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your account value to approach $10,000,000, because the Total Guaranteed Withdrawal

Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.

REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, after the first contract year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LWG II rider, there are certain investment allocation restrictions. Please see "Purchase - Investment Allocation Restrictions for Certain Riders" above.

JOINT LIFE VERSION. A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.80%). Like the Single Life version of the LWG II rider, the Joint Life version must be elected at the time you purchase the contract, and the owner (or older joint owner) must be age 80 or younger. Under the Joint Life version, when the owner of the contract dies (or when the first joint owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the contract under the spousal continuation provisions. (See "Death Benefit - Spousal Continuation.") This means that if you purchase the Joint Life version and subsequently get divorced, your former spouse will not be eligible to receive payments under the LWG II rider. Furthermore, changing the primary beneficiary under the contract terminates the LWG II rider. In order for you and your spouse to receive lifetime income, both you and your spouse must be at least age 59 1/2 at the time of the first withdrawal.

The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions of LWG II (see "6% Compounding Income Amount" above). In addition, the Withdrawal Rate for the Joint Life version of LWG II may differ from the Withdrawal Rate for the Single Life version (see "Annual Benefit Payment" above).

In situations in which a trust is both the owner and beneficiary of the contract, the Joint Life version of the LWG II would not apply. In addition, because of the definition of "spouse" under federal law, a purchaser who has or is contemplating a civil union should note that a civil union partner would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the LWG II.

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG II rider on the contract anniversary every five contract years for the first 15 contract years and annually thereafter. We must receive your cancellation request within 30 days following the applicable contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in "Purchase
- Investment Allocation Restrictions for Certain Riders" will no longer apply. The variable annuity contract, however, will continue.

If you cancel the LWG II rider on the fifteenth contract anniversary or any contract anniversary thereafter, we will add a Guaranteed Principal Adjustment to your account value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:

(a) is purchase payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in account value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and

(b)  is the account value on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the account value in such investment portfolio bears to the total account value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.

TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE II RIDER. The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:

(1) the date of a full withdrawal of the account value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);

(2) the date all of the account value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);

(3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee II rider charge from the account value and your contract is thereby terminated (whatever account value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the contract);

(4) death of the owner or joint owner (or the annuitant if the owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee II rider, the primary beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;

(5) change of the owner or joint owner (or, for the Joint Life version, the primary beneficiary) for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;

(6)  the effective date of the cancellation of the rider;

(7) termination of the contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death); or

(8) the date you assign your contract, subject to our administrative procedures.

Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.

ADDITIONAL INFORMATION. The LWG II rider may affect the death benefit available under your contract. If the owner or joint owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract's death benefit will apply.

Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The beneficiary's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above and there is no longer an obligation to pay the charge for the contractual death benefit. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because
(1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the LWG II rider charge; or (3) the contract owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract, you may not make additional purchase payments under the contract.

DESCRIPTION OF THE PRINCIPAL GUARANTEE

BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum TOTAL amount of money that you are guaranteed to receive over time under the Principal Guarantee rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment. At any subsequent point in time, the BENEFIT BASE is the remaining amount of money that you are guaranteed to receive through withdrawals under the Principal Guarantee rider. Your initial Benefit Base is set at an amount equal to your initial purchase payment. Your Benefit Base will change with each purchase payment made on or before the 2nd contract anniversary, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your account value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.

The Benefit Base is equal to:

o    Your initial purchase payment;

o Increased by each subsequent purchase payment made on or before the 2nd contract anniversary;

o Less the amount of any withdrawals. In the following two situations we will further reduce the Benefit Base by an amount equal to the difference between the Benefit Base after the decrease for the withdrawal and your account value after the decrease for the withdrawal:

     o if a withdrawal from your contract is not payable to the contract owner or contract owner's bank account (or to the annuitant or annuitant's bank account, if the owner is a non-natural person); or

     o if a withdrawal from your contract results in cumulative withdrawals (including withdrawal charges) for the current contract year exceeding the Annual Benefit Payment and the resulting Benefit Base exceeds the account value.

(See Appendix C for examples of how withdrawals affect the Benefit Base.)

ANNUAL BENEFIT PAYMENT. The ANNUAL BENEFIT PAYMENT is the maximum amount of your Benefit Base you may withdraw each contract year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB WITHDRAWAL RATE. The GWB Withdrawal Rate is 10% if you make your first withdrawal on or after your 3rd contract anniversary and 5% if you make your first withdrawal before your 3rd contract anniversary. The Annual Benefit Payment is reset after each subsequent purchase payment made on or before the 2nd contract anniversary to the greater of (1) the Annual Benefit Payment before the subsequent purchase payment and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.

It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals (including withdrawal charges) cannot exceed the Annual Benefit Payment each contract year. If a withdrawal from your contract does result in annual withdrawals (including withdrawal charges) during a contract year exceeding the Annual Benefit Payment or is not payable to the contract owner or contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your account value after the decrease for the withdrawal (including withdrawal charges) multiplied by the GWB Withdrawal Rate. This reduction may be significant. Furthermore, because the Principal Guarantee rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an excess withdrawal results in an increase in the cost of the rider relative to the benefits you will receive.

(See Appendix C for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)

You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 10% of your Benefit Base and you withdraw 8% one year, you cannot then withdraw 12% the next year without exceeding your Annual Benefit Payment.

REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than the Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, after the first contract year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. TO ENROLL IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM, PLEASE CONTACT OUR ANNUITY SERVICE CENTER.

GUARANTEED WITHDRAWAL AMOUNT. We assess the Principal Guarantee rider charge as a percentage of the GUARANTEED WITHDRAWAL AMOUNT, which is initially set at an amount equal to your initial purchase payment. The Guaranteed Withdrawal Amount may increase with additional purchase payments made on or before the 2nd rider anniversary. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. (See Section D of Appendix C.) The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Principal Guarantee rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.

OPTIONAL RESET. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. Starting with the third contract anniversary (as long as it is prior to the owner's 86th birthday), you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. You may elect an Optional Reset at any subsequent contract anniversary prior to the owner's 86th birthday as long as it has been at least three years since the last Optional Reset. However, we will only permit an Optional Reset if your account value is higher than the Benefit Base immediately before the reset. The reset will:

o Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the account value on the date of the reset;

o Reset your Annual Benefit Payment equal to the account value on the date of the reset multiplied by the GWB Withdrawal Rate; and

o Reset the Principal Guarantee rider charge equal to the then current level we charge for the same rider at the time of the reset, up to the maximum charge of 1.00%.

An Optional Reset can also result in an increase of the Guaranteed Withdrawal Amount and the Principal Guarantee rider charge. However, locking in a higher Benefit Base by electing an Optional Reset can result in a decrease of the Annual Benefit Payment and the Guaranteed Withdrawal Amount if the account value before the reset was less than the Guaranteed Withdrawal Amount. Therefore, generally it may be beneficial to reset your Benefit Base only if your account value exceeds your Guaranteed Withdrawal Amount. However, any benefit of an Optional Reset also depends on the current Principal Guarantee rider charge. If the current charge in effect is higher than the charge you are paying, it may not be beneficial to reset your Benefit Base since we will begin applying the higher current charge at the time of the reset (even if the reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).

We must receive your request for an Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Service Center) within the 30-day period ending on the day before the applicable contract anniversary. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest joint owner is used to determine the birthday. The Optional Reset will take effect on the next contract anniversary following our receipt of your written request.

CANCELLATION. You (or your spouse, upon spousal continuation of the contract) may elect to cancel the Principal Guarantee rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Service Center) during the 90-day period following the 5th contract anniversary. Such cancellation will take effect upon our receipt of your request. Otherwise, the rider may not be canceled. If cancelled, the Principal Guarantee rider will terminate and we will no longer deduct the Principal Guarantee rider charge. The variable annuity contract, however, will continue. If you cancel the Principal Guarantee rider, you may not re-elect it.

TERMINATION. The Principal Guarantee rider will terminate upon the earliest of:

(1) the date you make a full withdrawal of your account value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive the Guaranteed Withdrawal Amount, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);

(2) the date you apply all of your account value to an annuity option;

(3) the date there are insufficient funds to deduct the charge for the Principal Guarantee rider charge from your account value (whatever account value is available will be applied to pay the annual Principal Guarantee rider charge)(you are still eligible to receive the Guaranteed Withdrawal Amount, provided the provisions and conditions of the rider have been met);

(4) the date we receive due proof of the owner's death and a beneficiary claim form, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, or the annuitant dies if the owner is a non-natural person; note:
(a) if the spouse elects to continue the contract (so long as the spouse is less than 85 years old and the Principal Guarantee rider is in effect at the time of continuation), all terms and conditions of the Principal Guarantee rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the owner's death and a beneficiary claim form (from certain beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Principal Guarantee rider charge until we receive this information;

(5) a change of the owner or joint owner (or the annuitant, if the owner is a non-natural person) for any reason;

(6) the termination of your contract; or

(7) the effective date of the cancellation of the Principal Guarantee rider.

ADDITIONAL INFORMATION. If you take a full withdrawal of your account value and the withdrawal does not exceed the Annual Benefit Payment, or your account value is reduced to zero because you do not have a sufficient account value to pay the Principal Guarantee rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the owner or joint owner (or the annuitant if the owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the joint owner (or the annuitant if the owner is a non-natural person) dies while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.

If you cancel the rider or apply your entire account value to an annuity option, we will not deduct the Principal Guarantee rider charge from your account value after we deduct the charge on the effective date of the cancellation or the application of your account value to an annuity option. We will not pay any benefits as a result of the rider on or after the effective date of the cancellation or the application of your account value to an annuity option.

If the contract owner or joint owner (or the annuitant if the owner is a non-natural person) should die while the Principal Guarantee rider is in effect, your beneficiary may elect to receive a payout of the Benefit Base instead of the applicable contractual death benefit as described above and there is no longer an obligation to pay the charge for the contractual death benefit. Otherwise, the provisions of those death benefits will determine the amount of death benefit and no benefit will be payable under the Principal Guarantee rider.

If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, where the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Principal Guarantee rider because (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the Principal Guarantee rider charge; or
(3) the contract owner or joint owner (or the annuitant if the owner is a non-natural person) dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, you may not make additional purchase payments under the contract.

SUMMARY OF GUARANTEED WITHDRAWAL BENEFIT RIDERS

The chart below summarizes certain differences between the guaranteed withdrawal benefits. Please refer to the detailed descriptions above for specific information about the features, costs and restrictions associated with each rider.

                                                GUARANTEED WITHDRAWAL BENEFITS
                                               LIFETIME WITHDRAWAL GUARANTEE II
 LIFETIME INCOME                        Yes (if first withdrawal is on or after age
                                        59 1/2)
 BENEFIT RIDER INVOLVES ANNUITIZATION                        No
 WITHDRAWALS PERMITTED1                                      Yes
 WAITING PERIOD                          None (age 59 1/2 for lifetime withdrawals)
 RESET/STEP-UP                                               Yes
 MAY INVEST IN VARIABLE INVESTMENT                           Yes
 OPTIONS2
 ABILITY TO CANCEL RIDER                      Yes, at 5th, 10th & 15th contract
                                            anniversary, annually thereafter; or
                                                lump-sum option under the GPA
                                                  provisions after 15 years
 DEATH BENEFIT                          Contractual death benefit or alternate rider
                                         death benefit; ability to receive Remaining
                                           Guaranteed Withdrawal Amount in series
                                          of payments instead of contractual death
                                                           benefit
 CURRENT RIDER CHARGES3                 1.25% (Single Life version) or 1.50%
                                        (Joint Life version)

                                                 GUARANTEED WITHDRAWAL BENEFITS
                                                       PRINCIPAL GUARANTEE
 LIFETIME INCOME                                             No
 BENEFIT RIDER INVOLVES ANNUITIZATION                        No
 WITHDRAWALS PERMITTED1                                      Yes
 WAITING PERIOD                                             None
 RESET/STEP-UP                                               Yes
 MAY INVEST IN VARIABLE INVESTMENT                           Yes
 OPTIONS2
 ABILITY TO CANCEL RIDER                   Yes, within 90 days after 5th contract
                                                         anniversary
 DEATH BENEFIT                          Ability to receive Benefit Base in series of
                                            payments instead of contractual death
                                                           benefit
 CURRENT RIDER CHARGES3                 0.50%

--------
(1)  Withdrawals will reduce the living and death benefits and account value.

(2)  The LWG II rider imposes investment restrictions.

(3) Certain rider charges may increase upon an Optional Reset or Optional Step-Up. Generally, rider charges are assessed as a percentage of the guaranteed benefit rather than the account value. See the "Expenses" section and the individual rider description for more information.

8. PERFORMANCE

We periodically advertise subaccount performance relating to the investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including death benefit rider charges) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge, or the GWB rider charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including death benefit rider charges), account fee, withdrawal charges, or the GWB rider charge, and the investment portfolio expenses.

For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.

In addition, the performance for the investment portfolios may be shown for the period commencing from the inception date of the investment portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We may advertise the GWB rider using illustrations showing how the benefit works with historical performance of specific investment portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment portfolios.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

9. DEATH BENEFIT

UPON YOUR DEATH

If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). The account value is the standard death benefit for your contract. At the time you purchase the contract, you can select the optional Principal Protection Death Benefit rider or the Annual Step-Up Death Benefit rider. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the Annual Step-Up Death Benefit rider. The death benefits are described below. Check your contract and riders for the specific provisions applicable. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order.

If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.

If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the older owner will be used to determine the death benefit amount.

For purposes of calculating the death benefits, purchase payments do not include Purchase Payment Credits.

STANDARD DEATH BENEFIT

The standard death benefit will be the account value determined as of the end of the Business Day on which we have recevied both due proof of death and an election for the payment received.

OPTIONAL DEATH BENEFIT - PRINCIPAL PROTECTION DEATH BENEFIT

The death benefit will be the greater of:

(1)  the account value; or

(2) total purchase payments, reduced proportionately by the PERCENTAGE REDUCTION in account value attributable to each partial withdrawal. The PERCENTAGE REDUCTION in account value is the dollar amount of the withdrawal plus any applicable withdrawal charges divided by the account value immediately preceding such withdrawal.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the account value as of the effective date of the change of owner, increased by purchase payments received after the date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date."

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.

(See Appendix D for examples of the Principal Protection Death Benefit rider.)

OPTIONAL DEATH BENEFIT - ANNUAL STEP-UP DEATH BENEFIT

If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:

(1)  the account value; or

(2) total purchase payments, reduced proportionately by the PERCENTAGE REDUCTION in account value attributable to each partial withdrawal. (The PERCENTAGE REDUCTION in account value is the dollar amount of the withdrawal plus any applicable withdrawal charges divided by the account value immediately preceding such withdrawal); or

(3)  the highest anniversary value, as defined below.

On the date we issue the contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:

o Subsection (2) is changed to provide: "The account value as of the effective date of the change of owner, increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date;" and

o for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).

(See Appendix D for examples of the Annual Step-Up Death Benefit rider.)

GENERAL DEATH BENEFIT PROVISIONS

The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.

If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).

A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.

We may also offer a payment option, for both non-tax qualified contracts and certain tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated beneficiary is permitted under our procedures to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional purchase payments would be subject to applicable withdrawal charges. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death. If we do not receive an election during such time, we will make a single lump sum payment to the beneficiary at the end of the 60-day period.

If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.

SPOUSAL CONTINUATION

If the primary beneficiary is the spouse of the owner, upon the owner's death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio in the ratio that the account value in the investment portfolio bears to the total account value. The terms and conditions of the contract that applied prior to the owner's death will continue to apply, with certain exceptions described in the contract.

For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract.

Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see "Federal Income Tax Status").

DEATH OF THE ANNUITANT

If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then-current underwriting standards). However, if the owner is a non-natural person (for example, a corporation or a trust), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

CONTROLLED PAYOUT

You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts (see "Federal Income Tax Status").

10. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "Qualified Contract." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.

If your annuity is independent of any formal retirement or pension plan, it is termed a "Non-Qualified Contract."

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Non-Qualified Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

It is conceivable that certain benefits or the charges for certain benefits such as any of the guaranteed death any of the guaranteed death benefits and certain living benefits (E.G., the GWB riders), could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

The tax treatment of withdrawals under a Guaranteed Withdrawal Benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base at the time of the withdrawal, if greater than the account value. This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the gross account value rather than the Benefit Base at the time of the withdrawal to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GWB exceeds the gross account value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).

ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

o    made on or after the taxpayer reaches age 59 1/2;

o    made on or after the death of an owner;

o    attributable to the taxpayer's becoming disabled;

o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or

o under certain immediate income annuities providing for substantially equal payments made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax adviser as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment portfolios after the annuity starting date. Consult your tax adviser.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.

WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE CONTRACTS. The tax law provides that deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax adviser.

OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.

FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2008, $5,000 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract (and appropriate IRA tax endorsements) have not yet been submitted to the IRS for review and approval as to form. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the contract. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.

SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,500 for 2008. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A

10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. The contract includes an optional death benefit that in some cases may exceed the greater of the premium payments or the account value.

SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using a contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.

OTHER TAX ISSUES. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of account value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. (See "Living Benefits")

The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.

Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:

o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT

We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract owners because we are the owner of the assets from which the tax benefits are derived.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

11. OTHER INFORMATION

FIRST METLIFE INVESTORS

First MetLife Investors is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992, as First Xerox Life Insurance Company. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First Xerox Life Insurance Company, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent of General American Life Insurance Company. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc., the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. First MetLife Investors is licensed to do business only in the State of New York.

For contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that First MetLife Investors will have sufficient funds to meet obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the contract owner if First MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life Insurance Company directly without any requirement that contract owners first file a claim against First MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating.

We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE SEPARATE ACCOUNT

We have established a SEPARATE ACCOUNT, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in First MetLife Investors' name on behalf of the Separate Account and legally belong to First MetLife Investors. The Separate Account is subject to the laws of the State of New York. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business First MetLife Investors may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First MetLife Investors may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.

The amount of the guaranteed death benefit that exceeds the account value is paid from our general account. In addition, portions of the contract's guaranteed living benefits payable may exceed the amount of the account value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of First MetLife Investors.

DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Distributor, and in certain cases, we, have entered into selling agreements with other affiliated and unaffiliated selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

Certain investment portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the investment portfolios. (See "Fee Tables and Examples - Investment Portfolio Expenses" and the fund prospectuses.) These payments range from 0.15% to 0.25% of Separate Account assets invested in the particular investment portfolio.

SELLING FIRMS

As noted above, Distributor, and in certain cases, we, have entered into selling agreements with affiliated and unaffiliated selling firms for the sale of the contracts. Affiliated selling firms include Tower Square Securities, Inc. and Walnut Street Securities, Inc. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all affiliated and unaffiliated selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional purchase payments by selling firms is 6% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts. With respect to the contracts, the compensation paid to affiliated selling firms is generally not expected to exceed, on a present value basis, the aggregate amount of commission that is paid by Distributor to all other selling firms as noted above.

Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable insurance contracts (including the contracts). Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with selling firms identified in the Statement of Additional Information.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional Information - "Distribution" for a list of selling firms that received compensation during 2007, as well as the range of additional compensation paid.)

REQUESTS AND ELECTIONS

We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.

Requests for service may be made:

o    Through your registered representative

o By telephone at (866) 547-3793, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday

o    In writing to our Annuity Service Center

o    By fax at (515) 457-4400 or

o    By Internet at www.metlifeinvestors.com

All other requests must be in written form, satisfactory to us.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.

CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.

These rights include the right to:

o    change the beneficiary.

o change the annuitant before the annuity date (subject to our underwriting and administrative rules).

o    assign the contract (subject to limitation).

o    change the payment option.

o exercise all other rights, benefits, options and privileges allowed by the contract or us.

The owner is as designated at the time the contract is issued, unless changed. Any change of owner is subject to our underwriting rules in effect at the time of the request.

JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).

ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The owner and the annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code.

ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

LEGAL PROCEEDINGS

In the ordinary course of business, First MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, First MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of First MetLife Investors to meet its obligations under the contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

     Company

     Independent Registered Public Accounting Firm

     Additional Information

     Custodian

     Distribution

     Calculation of Performance Information

     Annuity Provisions

     Tax Status of the Contracts

     Financial Statements

APPENDIX A

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CLASS II)

LEGG MASON PARTNERS VARIABLE AGGRESSIVE GROWTH PORTFOLIO

SUBADVISER: ClearBridge Advisors, LLC

INVESTMENT OBJECTIVE: The Legg Mason Partners Variable Aggressive Growth Portfolio seeks capital appreciation.

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

SUBADVISERS: ClearBridge Advisors, LLC; Western Asset Management Company; Western Asset Management Company Limited

INVESTMENT OBJECTIVE: The Legg Mason Partners Variable Capital and Income Portfolio seeks total return (that is, a combination of income and long-term capital appreciation).

MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS E)

Met Investors Series Trust is managed by Met Investors Advisory, LLC, which is an affiliate of First MetLife Investors. Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B or, as noted, Class E portfolios are available under the contract:

DREMAN SMALL CAP VALUE PORTFOLIO

SUBADVISER: Dreman Value Management, LLC

INVESTMENT OBJECTIVE: The Dreman Small Cap Value Portfolio seeks capital appreciation.

LAZARD MID CAP PORTFOLIO

SUBADVISER: Lazard Asset Management LLC

INVESTMENT OBJECTIVE: The Lazard Mid Cap Portfolio seeks long-term growth of capital.

MET/AIM CAPITAL APPRECIATION PORTFOLIO (CLASS E)

SUBADVISER: Invesco Aim Capital Management, Inc.

INVESTMENT OBJECTIVE: The Met/AIM Capital Appreciation Portfolio seeks capital appreciation.

MFS (Reg. TM) RESEARCH INTERNATIONAL PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: The MFS (Reg. TM) Research International Portfolio seeks capital appreciation.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: The Oppenheimer Capital Appreciation Portfolio seeks capital appreciation.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: The PIMCO Inflation Protected Bond Portfolio seeks to provide maximum real return, consistent with preservation of capital and prudent investment management.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

SUBADVISER: Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

INVESTMENT OBJECTIVE: The Van Kampen Mid Cap Growth Portfolio seeks capital appreciation.

METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS A, AS NOTED)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. The following Class B or, as noted, Class A portfolios are available under the contract:

BLACKROCK MONEY MARKET PORTFOLIO (CLASS A)

SUBADVISER: BlackRock Advisors, LLC

INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital.

LOOMIS SAYLES SMALL CAP PORTFOLIO

SUBADVISER: Loomis, Sayles & Company, L.P.

INVESTMENT OBJECTIVE: The Loomis Sayles Small Cap Portfolio seeks long-term capital growth from investments in common stocks or other equity securities.

MFS (Reg. TM) TOTAL RETURN PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: The MFS (Reg. TM) Total Return Portfolio seeks a favorable total return through investment in a diversified portfolio.

MFS (Reg. TM) VALUE PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: The MFS (Reg. TM) Value Portfolio seeks capital appreciation and reasonable income.

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

SUBADVISER: Neuberger Berman Management, Inc.

INVESTMENT OBJECTIVE: The Neuberger Berman Mid Cap Value Portfolio seeks capital growth.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: The Oppenheimber Global Equity Portfolio seeks capital appreciation.

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

Pioneer Variable Contracts Trust is a mutual fund with multiple portfolios. Pioneer Investment Management, Inc. is the investment adviser to each portfolio. The following Class II portfolios are available under the contract:

PIONEER BOND VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.

PIONEER CULLEN VALUE VCT PORTFOLIO

SUBADVISER: Cullen Capital Management, Inc.

INVESTMENT OBJECTIVE: The Pioneer Cullen Value VCT Portfolio seeks capital appreciation, with current income as a secondary objective.

PIONEER EMERGING MARKETS VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer Emerging Markets VCT Portfolio seeks long-term growth of capital.

PIONEER EQUITY INCOME VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer Equity Income VCT Portfolio seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

PIONEER FUND VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer Fund VCT Portfolio seeks reasonable income and capital growth.

PIONEER GLOBAL HIGH YIELD VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer Global High Yield VCT Portfolio seeks to maximize total return through a combination of income and capital appreciation.

PIONEER HIGH YIELD VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer High Yield VCT Portfolio seeks to maximize total return through a combination of income and capital appreciation.

PIONEER INDEPENDENCE VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer Independence VCT Portfolio seeks appreciation of capital.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer International Value VCT Portfolio seeks long-term capital growth.

PIONEER MID CAP VALUE VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer Mid Cap Value VCT Portfolio seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

SUBADVISER: Oak Ridge Investments, LLC

INVESTMENT OBJECTIVE: The Pioneer Oak Ridge Large Cap Growth VCT Portfolio seeks capital appreciation.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

SUBADVISER: AEW Management and Advisors, L.P.

INVESTMENT OBJECTIVE: The Pioneer Real Estate Shares VCT Portfolio seeks long-term growth of capital. Current income is the portfolio's secondary investment objective.

PIONEER SMALL CAP VALUE VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer Small Cap Value VCT Portfolio seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

PIONEER STRATEGIC INCOME VCT PORTFOLIO

INVESTMENT OBJECTIVE: The Pioneer Strategic Income VCT Portfolio seeks a high level of current income.

PIONEER VARIABLE CONTRACTS TRUST -

PIONEER IBBOTSON ALLOCATION PORTFOLIOS (CLASS II)

In addition to the Pioneer Variable Contracts Trust Portfolios listed above, the following Class II portfolios are available under the contract:

PIONEER IBBOTSON AGGRESSIVE ALLOCATION VCT PORTFOLIO

SUBADVISER: Ibbotson Associates, LLC

INVESTMENT OBJECTIVE: The Pioneer Ibbotson Aggressive Allocation VCT Portfolio seeks long-term capital growth.

PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO

SUBADVISER: Ibbotson Associates, LLC

INVESTMENT OBJECTIVE: The Pioneer Ibbotson Growth Allocation VCT Portfolio seeks long-term capital growth and current income.

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO

SUBADVISER: Ibbotson Associates, LLC

INVESTMENT OBJECTIVE: The Pioneer Ibbotson Moderate Allocation VCT Portfolio seeks long-term capital growth and current income.

APPENDIX B

EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be the guaranteed minimum interest rate, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.

6-MONTH EDCA

The following example demonstrates how the 6-month EDCA program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 5% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount

At the beginning of the 4th month, a second purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 4% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.

                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
   1             $12,000             $2,000           $10,000          $10,000
   2                                 $2,000           $ 8,041          $ 8,041
   3                                 $2,000           $ 6,074          $ 6,074
   4             $ 6,000             $3,000           $ 9,098          $ 3,098         $6,000
   5                                 $3,000           $ 6,131          $   111         $6,020
   6                                 $3,000           $ 3,151                0         $3,151
   7                                 $3,000           $   161                0         $  161
   8                                 $  162                 0                0              0

12-MONTH EDCA

The following example demonstrates how the 12-month EDCA program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 5% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA account value are accumulated at the EDCA interest rate using the following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x

(1+EDCA Rate)(1/12) - EDCA Transfer Amount

At the beginning of the 6th month, a second purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 4% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.

                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            $24,000             $2,000           $22,000          $22,000
    2                                $2,000           $20,090          $20,090
    3                                $2,000           $18,171          $18,171
    4                                $2,000           $16,246          $16,246
    5                                $2,000           $14,312          $14,312
    6            $12,000             $3,000           $23,370          $11,370         $12,000
    7                                $3,000           $20,456          $ 8,416         $12,039
    8                                $3,000           $17,529          $ 5,451         $12,079
    9                                $3,000           $14,591          $ 2,473         $12,118
   10                                $3,000           $11,641                0         $11,641
   11                                $3,000           $ 8,679                0         $ 8,679
   12                                $3,000           $ 5,707                0         $ 5,707
   13                                $3,000           $ 2,726                0         $ 2,726
   14                                $2,735                 0                0               0

APPENDIX C

GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A, B and C are for the Lifetime Withdrawal Guarantee II rider. Examples D through I are for the Principal Guarantee.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. The Guaranteed Withdrawal Benefit does not establish or guarantee an account value or minimum return for any investment portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee II rider) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Principal Guarantee rider) cannot be taken as a lump sum.

A.   Lifetime Withdrawal Guarantee II

     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a contract with the Single Life version of LWG II had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the account value is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the account value are reduced to zero. (Under the Single Life version of the LWG II rider, if the contract owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

[GRAPHIC APPEARS HERE]

                                     Remaining
Annual                               Guaranteed   Guaranteed
Benefit   Cumulative      Account    Withdrawal   Withdrawal
Payment   Withdrawals      Value       Amount       Amount
 $5,000      $  5,000   $  100,000     $100,000     $100,000
  5,000        10,000       90,250       95,000      100,000
  5,000        15,000     80,987.5       90,000      100,000
  5,000        20,000    72,188.13       85,000      100,000
  5,000        25,000    63,828.72       80,000      100,000
  5,000        30,000    55,887.28       75,000      100,000
  5,000        35,000    48,342.92       70,000      100,000
  5,000        40,000    41,175.77       65,000      100,000
  5,000        45,000    34,366.98       60,000      100,000
  5,000        50,000    27,898.63       55,000      100,000
  5,000        55,000     21,753.7       50,000      100,000
  5,000        60,000    15,916.02       45,000      100,000
  5,000        65,000    10,370.22       40,000      100,000
  5,000        70,000    5,101.706       35,000      100,000
  5,000        75,000     96.62093       30,000      100,000
  5,000        80,000            0            0      100,000
  5,000        85,000            0            0      100,000
  5,000        90,000            0            0      100,000
  5,000        95,000            0            0      100,000
  5,000       100,000            0            0      100,000

     2.   When Withdrawals Do Exceed the Annual Benefit Payment

     a. Lifetime Withdrawal Guarantee II - Proportionate Reduction

Assume that a contract with the Single Life version of the LWG II rider had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the contract owner makes the first withdrawal on or after the date he or she reaches age 76, the

Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For the purposes of this example, assume the contract owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the account value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $80,000 - $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the withdrawal ($10,000) divided by the account value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% x $87,500 = $4,375.

B.   Lifetime Withdrawal Guarantee II - Compounding Income Amount

Assume that a contract owner, age 63 at issue, elected the Single Life version of the LWG II rider and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the contract owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the contract owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 5th contract anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first contract year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

If the first withdrawal is taken in the second contract year, then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 x 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 x 5%).

If the first withdrawal is taken in the third contract year, then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 x 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 x 5%).

If the first withdrawal is taken after the 5th contract year, then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 x 5%).

[GRAPHIC APPEARS HERE]

Year         Annual
of Second    Benefit
Withdrawal   Payment
         1    $5,000
         2     5,363
         3     5,751
         4     6,168
         5     6,615
         6     7,095
         7     7,609
         8     8,161
         9     8,753
        10     9,387
        11    10,068

C. Lifetime Withdrawal Guarantee II - Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)

Assume that a contract owner, age 63 at issue, elected the Single Life version of the Lifetime Withdrawal Guarantee II rider and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.

At the first contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the account value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the account value has increased to $120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second contract anniversary through the fourth contract anniversary, and at that point would be equal to $134,832. Assume that during these contract years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the account value at the fourth contract anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).

At the 5th contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the account value is less than $159,000. There is no Automatic Annual Step-Up since the account value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 x 5%).

[GRAPHIC APPEARS HERE]

D.   Principal Guarantee - How Withdrawals Affect the Benefit Base

     1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000. Assume that the account value grew to $112,000 because of market performance. If you make your first withdrawal on or after your 3rd contract anniversary your Annual Benefit Payment would be $10,000. If a withdrawal of $12,000 were made, the Benefit Base would be reduced to $100,000 - $12,000 = $88,000. The withdrawal of $12,000 exceeded the Annual Benefit Payment. However, since the remaining account value of $100,000 exceeds the remaining Benefit Base of $88,000, no further reduction to the Benefit Base is made.

     2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000. Assume that the account value shrank to $90,000 because of market performance. If you make your first withdrawal on or after the 3rd contract anniversary your Annual Benefit Payment would be $10,000. If a withdrawal of $12,000 were made, the Benefit Base would be reduced to $88,000 and the account value would be reduced to $78,000. The withdrawal of $12,000 exceeded the Annual Benefit Payment. However, since the account value of $78,000 is less than the Benefit Base of $88,000, a further reduction of the $10,000 difference is made, reducing the Benefit Base to $78,000.

E. Principal Guarantee - How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000. Assume you make your first withdrawal in the first year and the GWB Withdrawal Rate is 5%, therefore the initial Annual Benefit Payment would be $5,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $95,000 + $10,000 = $105,000. The Annual Benefit Payment would be reset to the greater of a) $5,000 (the Annual Benefit Payment before the second purchase payment) and b) $5,250 (5% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would increase to $5,250.

F.   Principal Guarantee - How Withdrawals Affect the Annual Benefit Payment

     1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000 and assuming you make your first withdrawal on or after your 3rd contract anniversary, the initial Annual Benefit Payment would be $10,000. If a withdrawal of $12,000 was made the next day, and negative market performance reduced the account value by an additional $1,000, the account value would be reduced to $100,000 - $12,000 - $1,000 = $87,000. Since the withdrawal of $12,000 exceeded the Annual Benefit Payment of $10,000, the Annual Benefit Payment would be reset to the lower of a) $10,000 (the Annual Benefit Payment before the withdrawal) and b) $8,700 (10% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would be reset to $8,700.

     2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000 and assuming you make your first withdrawal on or after your 3rd contract anniversary, the initial Annual Benefit Payment would be $10,000. If a withdrawal of $12,000 was made four years later after the account value had increased to $150,000, the account value would be reduced to $138,000. Since the withdrawal of $12,000 exceeded the Annual Benefit

     Payment of $10,000, the Annual Benefit Payment would be reset to the lower of a) $10,000 (the Annual Benefit Payment before the withdrawal) and b) $13,800 (10% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would remain at $10,000.

G. Principal Guarantee - How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $100,000. Assume that over the next 18 months you make two withdrawals of $5,000 each. Your Benefit Base would be reduced to $90,000. If a subsequent purchase payment of $3,000 was made before the 2nd contract anniversary, the Benefit Base would be increased to $90,000 + $3,000 = $93,000. The Guaranteed Withdrawal Amount would be reset to the greater of a) $100,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $93,000 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $100,000.

H.   Principal Guarantee -  Putting It All Together

     1. When Withdrawals Equal the Annual Benefit Payment and are Taken On or After Your 3rd Contract Anniversary

An initial purchase payment is made of $100,000. The initial Benefit Base is $100,000, the Guaranteed Withdrawal Amount is $100,000, and the Annual Benefit Payment is $5,000. If no withdrawals are taken for the first 3 years of the contract, the Annual Benefit Payment increases to 10% x $100,000 = $10,000. Starting in the fourth contract year, the Guaranteed Minimum Withdrawal Benefit guarantees annual withdrawals of $10,000 for 10 years as long as no withdrawals were taken in the first 3 years.

[GRAPHIC APPEARS HERE]

Annual
Benefit   Cumulative    Account
Payment   Withdrawals   Balance
      0             0     100000
      0             0      73000
      0             0      52750
  10000         10000    37562.5
  10000         20000   26171.88
  10000         30000   17628.91
  10000         40000   11221.68
  10000         50000    6416.26
  10000         60000   2812.195
  10000         70000   109.1461
  10000         80000          0
  10000         90000          0
  10000        100000          0

     2. When Withdrawals Do Not Exceed the Annual Benefit Payment and are Taken Before Your 3rd Contract Anniversary

An initial purchase payment is made of $100,000. The initial Benefit Base is $100,000, the Guaranteed Withdrawal Amount is $100,000, and the Annual Benefit Payment would be $5,000. Assume that the Benefit Base was reduced to $85,000 due to 3 years of withdrawing $5,000 each year. Even if the Account Balance reduces to zero due to poor market performance, the Guaranteed Minimum Withdrawal Benefit guarantees annual withdrawals of $5,000 for 20 years.

[GRAPHIC APPEARS HERE]

Annual
Benefit   Cumulative    Account
Payment   Withdrawals   Balance
   5000          5000     100000
   5000         10000      73000
   5000         15000      52750
   5000         20000    37562.5
   5000         25000   26171.88
   5000         30000   17628.91
   5000         35000   11221.68
   5000         40000    6416.26
   5000         45000   2812.195
   5000         50000   109.1461
   5000         55000          0
   5000         60000          0
   5000         65000          0
   5000         70000          0
   5000         75000          0
   5000         80000          0
   5000         85000          0
   5000         90000          0
   5000         95000          0
   5000        100000          0

     3.   When Annual Withdrawals Do Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000, the Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000. Assume that the Benefit Base was reduced to $85,000 due to 3 years of withdrawing $5,000 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $85,000 - $10,000 = $75,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Benefit Base would be greater than the resulting account value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the account value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $5,000 and 5% x $40,000 = $2,000. The Guaranteed Withdrawal Amount would remain at $100,000, but this amount no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would now be the amount guaranteed to be available to be withdrawn over time.

[GRAPHIC APPEARS HERE]

Annual
Benefit   Actual        Account   Benefit
Payment   Withdrawals   Balance   Base
      0             0    100000    100000
   5000          5000     95000     95000
   5000          5000     68000     90000
   5000         50000     50000     85000
   5000         10000     40000     40000
   2000          2000     38000     38000
   2000          2000     36000     36000
   2000          2000     34000     34000
   2000          2000     32000     32000
   2000          2000     30000     30000
   2000          2000     28000     28000
   2000          2000     26000     26000
   2000          2000     24000     24000
   2000          2000     22000     22000
   2000          2000     20000     20000
   2000          2000     18000     18000
   2000          2000     16000     16000
   2000          2000     14000     14000
   2000          2000     12000     12000

I. Principal Guarantee - How the Optional Reset Works (may be elected prior to the owner's 86th birthday)

Assume that a contract had an initial purchase payment of $100,000 and the GWB charge is .50%.The initial account value would be $100,000, the initial Benefit Base would be $100,000, the Guaranteed Withdrawal Amount would be $100,000 and the Annual Benefit Payment would be $5,000 (assuming you began withdrawing in your first year).

Assume the account value on the third contract anniversary grew due to market performance to $148,350. Assume the GWB charge remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 5% x $148,350 = $7,418.

Assume the account value on the sixth contract anniversary grew due to market performance to $179,859. Assume the GWB charge has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 5% x $179,859 = $8,993.

Assume the account value on the ninth contract anniversary grew due to market performance to $282,582. Assume the GWB charge is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 5% x $282,582 = $14,129.

[GRAPHIC APPEARS HERE]

Annual
Benefit   Cumulative    Contract
Payment   Withdrawals   Value
   5000          5000    1000000
   5000         10000     125000
   5000         15000     130000
 7417.5       22417.5     148350
 7417.5         29835     185000
 7407.5       37252.5     195000
8992.95      46245.45     179589
8992.95       55238.4     210000
8992.95      64231.35     223000
14129.1      78360.45     282582
14129.1      92489.55     270000
14129.1     106618.65     278000
                          315000

APPENDIX D

DEATH BENEFIT EXAMPLES

The investment results shown in the examples below are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract owner and the investment experience of the investment portfolios chosen. THE EXAMPLES BELOW DO NOT REFLECT THE DEDUCTION OF FEES AND EXPENSES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. All amounts are rounded to the nearest dollar.

PRINCIPAL PROTECTION DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Principal Protection Death Benefit proportionately by the percentage reduction in account value attributable to each partial withdrawal.

                                                            DATE                       AMOUNT
                                               -----------------------------  ----------------------
   A    Initial Purchase Payment                         10/1/2008            $100,000
   B    Account Value                                    10/1/2009            $104,000
                                               (First Contract Anniversary)
   C    Death Benefit                                 As of 10/1/2009         $104,000
                                                                              (= greater of A and B)
   D    Account Value                                    10/1/2010            $ 90,000
                                               (Second Contract Anniversary)
   E    Death Benefit                                    10/1/2010            $100,000
                                                                              (= greater of A and D)
   F    Withdrawal                                       10/2/2010            $  9,000
   G    Percentage Reduction in Account                  10/2/2010                      10%
        Value                                                                 (= F/D)
   H    Account Value after Withdrawal                   10/2/2010            $ 81,000
                                                                              (= D-F)
   I    Purchase Payments reduced for                 As of 10/2/2010         $ 90,000
        Withdrawal                                                            (= A-(A x G))
   J    Death Benefit                                    10/2/2010            $ 90,000
                                                                              (= greater of H and I)

Notes to Example

Purchaser is age 60 at issue.

Account values on 10/1/10 and 10/2/10 are assumed to be equal prior to the withdrawal.

ANNUAL STEP-UP DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up Death Benefit proportionately by the percentage reduction in account value attributable to each partial withdrawal.

                                                            DATE                       AMOUNT
                                               -----------------------------  ----------------------
   A    Initial Purchase Payment                         10/1/2008            $100,000
   B    Account Value                                    10/1/2009            $104,000
                                               (First Contract Anniversary)
   C    Death Benefit (Highest Anniversary            As of 10/1/2009         $104,000
        Value)                                                                (= greater of A and B)
   D    Account Value                                    10/1/2010            $ 90,000
                                               (Second Contract Anniversary)
   E    Death Benefit (Highest Contract Year             10/1/2010            $104,000
        Anniversary)                                                          (= greater of B and D)
   F    Withdrawal                                       10/2/2010            $  9,000

                                                            DATE                       AMOUNT
                                               -----------------------------  ----------------------
   G    Percentage Reduction in Account           10/2/2010                             10%
        Value                                                                 (= F/D)
   H    Account Value after Withdrawal            10/2/2010                   $81,000
                                                                              (= D-F)
   I    Highest Anniversary Value reduced for  As of 10/2/2010                $93,600
        Withdrawal                                                            (= E-(E x G))
   J    Death Benefit                             10/2/2010                   $93,600
                                                                              (= greater of H and I)

Notes to Example

Purchaser is age 60 at issue.

The account values on 10/1/10 and 10/2/10 are assumed to be equal prior to the withdrawal.

                                      D-2